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                                                                    EXHIBIT 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-77918, 33-47752 and 333-17741) and Form S-3 (No.
333-21079) of World Access, Inc. of our report dated February 28, 1997, appearing on page 23 of this Form 10-K.






Price Waterhouse LLP

April 9, 1997